UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LyondellBasell Industries N.V.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
LYONDELLBASELL INDUSTRIES N.V.
LYONDELLBASELL INDUSTRIES N.V. 2800 POST OAK BLVD., SUITE 5100 HOUSTON, TEXAS 77056	2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET

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You invested in LYONDELLBASELL INDUSTRIES N.V. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2026.

Get informed before you vote

View the Notice and Proxy Statement/Annual Report including 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 22, 2026 8:00 a.m., local time Hilton Hotel Schiphol Airport, Schiphol Blvd. 701 1118 BN Schiphol The Netherlands

*	Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
1a.	Jacques Aigrain	For
1b.	Lincoln Benet	For
1c.	Robin Buchanan	For
1d.	Anthony Chase	For
1e.	Robert Dudley	For
1f.	Claire Farley	For
1g.	Rita Griffin	For
1h.	Michael Hanley	For
1i.	Virginia Kamsky	For
1j.	Bridget Karlin	For
1k.	Albert Manifold	For
1l.	Peter Vanacker	For
2.	Discharge of Directors from Liability	For
3.	Adoption of 2025 Dutch Statutory Annual Accounts	For
4.	Appointment of PricewaterhouseCoopers Accountants N.V. as the Auditor of our 2026 Dutch Statutory Annual Accounts	For
5.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm	For
6.	Advisory Vote Approving Executive Compensation (Say-on-Pay)	For
7.	Authorization to Conduct Share Repurchases	For
8.	Cancellation of Shares	For
9.	Amendment and Restatement of Long Term Incentive Plan	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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